UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: October 22, 2003

THERAGENICS CORPORATION®

(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

5203 Bristol Industrial Way

Buford, Georgia 30518

        (Address of principal executive offices / Zip Code)

(770) 271-0233

(Registrant’s telephone number, including area code)

Item 12.         Results of Operations and Financial Condition.

        On October 22, 2003, Theragenics Corporation® issued a press release regarding its financial results for the quarter ended September 30, 2003. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Theragenics Corporation®

(Registrant)

Dated: October 22, 2003

By: /s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.          Description

99.1                             Press Release, dated October 22, 2003 of Theragenics Corporation®.